A Leader in Modernizing China’s Still Rapidly Expanding Auto Industry

  February 17, 2009

CHINA AUTO LOGISTICS INC.

  Formerly Fresh ideas Media Inc.

    Stock Symbol: CALG

Safe Harbor Statement

SAFE HARBOR Information in this presentation may contain statements about future expectations, plans, prospects or performance of China Auto
Logistics Inc. (the “Company”) that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities
Litigation Reform Act of 1995. The words or phrases "can be," "expects,"
"may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. The Company cautions you that any forward-looking information provided by or on behalf of  the Company is not a guarantee of future performance.

All such forward-looking statements are current only as of the date on which such statements were made.  The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Corporate Overview

Growing 20%+ a year and with 2007 sales of $152 million* the Company is one of China’s leading sellers of luxury imported autos with a base of 3000+ customers nationwide.

Through the first nine months of 2008, the Company saw continued growth in revenues and earnings, posting a 29.12% increase in revenues to $129.4 million, and a 91.9% increase in net income to $3.36 million compared with the year earlier period.  Third quarter net income grew
366% to $1.2 million on a 26% increase in revenues to $48.4 million, compared with last year’s third quarter.

The Company provides a one-stop auto import value added set of services including: customs clearance, storage and delivery as well as financing to dealers nationwide and is the industry leader in Tianjin (China’s leading port for auto imports).

Operates the largest website in China for imported auto dealers and customers.

Recently launched a website in Tianjin for domestic auto buyers and dealers that it expects will become the first and only national automotive website in China.

Expects to grow by expanding these e-commerce websites - which will attract new customers, build auto sales and provide new services such as insurance and used car markets.

*Note: All financial numbers in this document (including graphs) are unaudited. For more information please consult the most recent 8K filings with the US Securities and Exchange Commission.

Rapid Growth Has Continued in 2008

2005-2007 Continuously
Increasing Revenues

* In millions

Year over Year Growth in
Net Income

Continuing Growth in
Profits in the First Nine
Months of 2008

Financial Highlights

* All figures in USD

Rapid Growth Has Continued in 2008

2008 Third Quarter Net Income up
366%

First 9 Months 2008 Net Income
Increased 92%

Financial Highlights

Contributions to 2007 Net Income

Company Structure & Core Businesses

Comprehensive web-based logistical services which modernize
and propel sales of imported and domestic autos

Hengjia: Unique one-stop
service for financing,
customs clearance and
storage of  imported
automobiles

Ganghui: Real-time automobile
trading information and internet
marketing and advertising on
www.at188.com (imports) and
www.1365.com (domestic) for
auto industry subscribers and
consumers

Zhengji: Sales of imported
automobiles

Tianjin

Hengjia Port

Logistic Corp.

The Company

Tianjin Ganghui
Information
Technology Corp.

Tianjin Zhengji
International
Trading Corp.

The Rapidly Growing Chinese
Automobile Market

The Chinese automobile market has experienced accelerating development since China became a World Trade Organization member in 2001.  China has surpassed Japan to become the 2nd biggest automobile market in the world.

China represented 12% of the world’s automobile consumption in 2007.

8.8 million automobiles were sold in China in 2007, an increase of 20%
over the prior year. The conservative estimate is at least 10% growth per year going forward.

China imported 314,200 automobiles in 2007, 41% higher than in ’06.
Total value of imported automobiles (including chassis) was US $1.06 billion.  China will soon become the second largest market for most luxury autos such as Rolls-Royce.

China’s auto penetration rate is 20 autos/per 1000 people.  The rate for developed nations is 400 autos/per 1000 people.

Continuing Auto Sales and
Production Growth in 2008

In the first half of 2008, despite record breaking snowstorms, lethal earthquakes and sharp fuel increases, total auto production in China increased 16.71% and sales increased 18.52%.

       186,991

  21.3%

       798,000

  4.8%

Honda

       285,000

  34%

    1,240,000

   7%

Toyota

         10,517

  113%

       867,000

  22.3%

Chrysler

       116,903

  25%

    1,128,600

   14%

Ford

       590,126

  12.7%

    1,589,900

   16.3%

GM

Sales
volume

China market

Sales
volume

US market

Brand

First Half 2008  Auto Sales

The Company’s Leading
Websites

www.1365.com

   Soon to become a
national website for
domestic car buyers
and dealers

www.atl88.com

   The # l site in China
for imported autos,
related services and
financing

www.at188.com (Imported autos)

www.at188.com began operating in October 2000, after 16 months in-depth research with a focus on the high pace development of the Chinese imported automobile market.

The biggest website specializing in imported automobiles, www.at188.com provides first hand trading and quotation information.  The two biggest web portals, www.sohu.com and www.sina.com, both utilize data and information
from   www.at188.com.

Currently, 80.2% of  car dealers and trading agents depend on the trading information from www.at188.com to adjust sales strategies.

91.5% of subscribers obtain clients from www.at188.com and realize revenue.

Currently the number of visits exceed 1 million daily and there are 60-70 dealer or agent quotes online every day.

Daily quote updates exceed 1100.

Number of paid subscribers (dealers and wholesalers located in the 4 main ports in
China) is over 120, paying $3,350 each.

Web-Based Sales and Services Growth

www.at188.com provides not only the most timely industry and market information on imported automobiles, but also has permitted the
Company to establish a stable client base throughout China of more than
3000 long-term clients.

As the biggest imported automobile port in China, Tianjin has about 200 dealers/wholesalers. The Company has steadily grown to sell more than
2400 automobiles annually, which represents about 25% of the market share in Tianjin.

The Company’s fast growing web-based, one-stop auto dealer servicing and financing represents more than 90% of the market share in Tianjin. It uniquely provides “one stop”  financing, customs clearance, storage and logistics with little to no competition.

Domestic automobile market
www.1365car.com

In 2007 alone, there were more than 100 models launched in the market, making comparisons very difficult  for the average customer.

4S Shops (4S stands for sale, spare parts, service and survey) became the most popular channel for end-users to choose and purchase their automobiles in China.

After 18 months of trial operation, www.1365car.com began to operate in
Tianjin in May 2007, assisting customers accessing real-time information on pricing, after-sale services and promotions, etc., enabling them to choose the most favorable terms to purchase their automobiles.

www.1365car.com also provides all agents and dealers a platform to market and advertise.

Auto sales continue to grow, boosted in part by government programs to reduce interest on loans and to facilitate bank financing

WWW.1365CAR.COM

www.1365car.com has 1.5 million average hits per day; the highest record is more than 6 million hits in a single day.

At any given time, there are more than 9000 visitors online browsing.

As of September 2007, 102 4S shops among 118 in total have become paid subscribers of www.1365car.com , representing more than 90% of the market share in Tianjin.

Dealers/4S shops quotes online exceed 300 per day.

In late summer the Company has contracted with Xiali, China’s number one mini-car manufacturer, initiating on-line sales, creating the very first on-line sales model in China.

This exciting new site aimed at domestic car buyers, has grown rapidly and will form the model for expansion to new cities throughout China.

Highlights

Expanding www.1365car.com

Expanded to 6 major cities in 2008 and plans to expand to 35 cities over the next 3 years. Once www.1365car.com has penetrated 12 representative cities, a national web network will be established. This new trading and marketing platform will feature complete, accurate, authorized auto information.

This web initiative will further build the Company's client base and develop sales of domestic manufactured automobiles and related services.

In November the Company announced it expanded the www.1365car.com web-site to Beijing, a significant keystone city in its plan to expand nationally.
97.5% of all Beijing 4S auto dealers signed on as subscribers.

Combining the web and the Company’s operations provides the opportunity to offer value-added services such as used car trading, on-line financing and on-
line insurance.

Since then in 2008 the Company successfully expanded the website to the key cities of Xi’an, Jinan, Shenyang and Dalian bringing the number of sites to six
(including Tianjin and Beijing).

Development Plan

Emphasize the development of www.1365car.com , expand
to at least  6 new major cities, prepare for the consolidated national website and enhance the cooperation with portals.

Further enhance the profit generated from service segment.

Move into the second-hand car market, develop new after-
sale services.

Develop a domestic manufactured automobile pledge
service, utilize the Company’s capital advantage to provide
pledge financing, relieving the financing burden of 4S shops and car dealers.

Further diversify the Company’s profit generators.

Diversified Profit Base Key To
Financial Strength

High margin web-based diversified profit operations should
increase profits and strengthen the Company’s growth
opportunities.

Most car sales deals close within a week, permitting an
active and positive cash flow.

The Company has no long term debt.

Maintenance of strong ties with banks acts as a barrier to
potential competition.

“Number Ones”

The Company currently sells more than 2400 imported cars per year, making it Number One in sales and market share in Tianjin.

With 3000+ stable customers in China, the Company has one of the largest client bases in the industry.

The Company’s one-stop servicing package makes it unique. This includes customs clearance, storage, logistics and finance. It is the only company in China which provides all of these services, which has led it to achieve the No. 1 market share in Tianjin and a leadership position in China.

www.at188.com is the leader in the imported automobile industry and is used by the largest web portals in China. (www.sohu.com ,
www.sina.com)

www.1365car.com is currently the only website aimed at providing domestic auto industry and trading information to all car dealers and trading agents in China.

Management

Mr. Tong Shiping                                  CEO, President

47 years old, Bachelors degree in computer science, founded the Company as the Shisheng Group in 1995 and led Group from startup to over $30M annual sales in less than 10 years. Under his management, the Company was honored as a “Top Hundred Enterprises” by  The Ministry of Commerce in 2005.  Mr. Tong was also honored as “Tianjin Top Hundred private-owned entrepreneur” in 2006.

Ms. Wang Xinwei                                  CFO,VP

50 years old, Bachelors degree in accounting, CPA, Senior Internal Auditor. Ms. Wang worked as Senior Accounting Manager for Tianjin Hongqiao District Government. She was in charge of Tianjin’s joint development project with Euro countries and gained strong international accounting experience. Ms. Wang joined the company in 2001 and has served as CFO since then.

Mr. Yang Bin             General Manager, Sales Director

36 years old, Bachelors degree in economics from Naikai University and EMBA from Tsinghua University. Mr. Yang has rich experience in automobile industry sales and has contributed greatly to developing the company’s extensive client base.

Investment Highlights

Continuing development of China automobile market provides tremendous growth opportunity.

Extensive client base provides the Company a strong platform for expanding its business.

Management team has rich trade experience, knowledge of the market, and understanding of trends and internet technology.

The Company expects its web-based platform to yield first hand market and trader information, which will accelerate its sales and one-stop service businesses.

From its start, the Company has worked closely with the major commercial banks and has maintained a strong financial profile and positive cash flow to support its growth plans.

The Company already is a leader in its four core profitable businesses.

Being public in the US will further enhance its industry leadership positions by providing increased visibility and access to world capital markets.

Contact Info

China Auto Logistics Inc. Headquarters:

No. 87 No-8 Coastal Way

Floor 2, Construction Bank

FT2, Tianjin, China

Tel: 86 (22) 25762771

Fax: 86 (22) 66271509

Email: Info@shishenggroup.com

Website: www.shishenggroup.com

IR Contact (U.S.):

Robert Agriogianis

30 Columbia Turnpike

Florham Park, NJ 07932

Focus Asia Partners

Tel: 973-845-6642

Fax: 973-216-6252

www.focusasiapartners.com